UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):
February 12, 2010
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MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 910
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 16, 2010, Magnum Hunter Resources Corporation (the “Company”) filed a Current Report on Form 8-K reporting the completion of its acquisition (the “Acquisition”) of the assets of Triad Energy Corporation, a West Virginia corporation, and certain of its affiliated entities (collectively, “Triad”). This Current Report on Form 8-K/A amends and supplements the Form 8-K noted above and is filed for the purpose of providing financial statements and pro forma financial information pursuant to Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The Triad audited combined financial statements for the years ended December 31, 2009 and December 31, 2008 are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

The consent of Appalachian Basin CPAs, Inc., Triad’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)           Pro Forma Financial Information.

The following unaudited pro forma consolidated financial information related to our Triad acquisition is attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:

(i)           Unaudited Pro Forma Combined Balance Sheet as of December 31, 2009; and

(ii)           Unaudited Pro Forma Combined Income Statement for the year ended December 31, 2009 (together, the “Pro Forma Financial Information”).

The combined historical financial statements of Triad and certain of its affiliates attached as Exhibit 99.1 to this Current Report on Form 8-K/A (i) include TriTex Energy, L.L.C. and TriTex Resources L.L.C., affiliates of Triad, the assets of which were not acquired by the Company pursuant to the Acquisition, and (ii) do not include Alpha Drilling Ltd., an affiliate of Triad, the assets of which were acquired by the Company pursuant to the Acquisition.  The Triad historical information included in the Unaudited Pro Forma Combined Balance Sheet and Income Statement has been adjusted to exclude TriTex Energy, L.L.C. and TriTex Resources L.L.C. and to include Alpha Drilling, Ltd.  The Pro Forma Financial Information should be read in conjunction with the notes thereto, the Company’s Current Reports on Form 8-K, filed on October 28, 2009, November 16, 2009, and February 16, 2010 and the consolidated financial statements of the Company and the notes thereto as filed with the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Forward-Looking Statements

This Current Report on Form 8-K (including the information included or incorporated by reference herein) includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Such statements may include, but are not limited to, statements about the benefits of the proposed agreement between the Company and Triad, including future financial and operating results, the combined company’s plans, objectives, expectations, and intentions and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of the Company’s and Triad’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking information.

The following factors, among others could cause actual results to differ from those set forth in the forward-looking statements: the possibility that the expected synergies from the proposed acquisition of the Triad assets will not be realized, or will not be realized within the expected time period, due to, among other things, the risk that the assets will not be integrated successfully, disruption from the asset purchase making it more difficult to maintain business and operational relationships, the Company’s and Triad’s ability to accurately predict future market conditions; the actual terms of the financing required for the asset purchase and the risks of new and changing regulation of the oil and gas industry.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2009, the registration statement filed by the Company on September 16, 2009, as amended and supplemented from time to time, and the Company’s other filings with the Securities and Exchange Commission from time to time.  You are cautioned not to place undue reliance on such statements.  We undertake no obligation to publicly update or revise any forward-looking statement.

(d)           The following exhibits are being filed as part of this Current Report on Form 8-K/A.

Exhibit No.	Description
23.1	Consent of Appalachian Basin CPAs, Inc., Independent Registered Public Accounting Firm.
99.1	Triad Audited Combined Financial Statements for the Years Ended December 31, 2009 and December 31, 2008.
99.2	Unaudited Combined Pro Forma Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: April 30, 2010	By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Appalachian Basin CPAs, Inc., Independent Registered Public Accounting Firm.
99.1	Triad Audited Combined Financial Statements for the Years Ended December 31, 2009 and December 31, 2008.
99.2	Unaudited Combined Pro Forma Financial Information.